UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2014

MEASUREMENT SPECIALTIES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	1-11906	22-2378738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Lucas Way, Hampton, Virginia 23666
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (757) 766-1500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed, on June 18, 2014, Measurement Specialties, Inc. (the “Company”), TE Connectivity Ltd (“TE”) and Wolverine-Mars Acquisition, Inc., a wholly owned indirect subsidiary of TE (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned indirect subsidiary of TE.

On October 8, 2014, the Company and TE were notified that the French Ministry for Economy and Finance had authorized the proposed transaction. This authorization satisfies the final regulatory approval required for closing.

Subject to the satisfaction of the remaining closing conditions, the Company and TE currently expect to close the transaction within the next two business days.

Forward-Looking Statements

Except for the historical information presented herein, matters discussed herein may constitute forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Statements that are not historical facts, including statements preceded by, followed by, or that include the words “future”; “anticipate”; “potential”; “believe”; or similar statements are forward-looking statements. Risks and uncertainties include uncertainties as to the timing of the proposed transaction; the possibility that various closing conditions for the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction; the effects of disruption from the proposed transaction making it more difficult to maintain relationships with employees, customers, business partners or governmental entities; as well as risks detailed from time to time in Measurement Specialties’ public disclosure filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended March 31, 2014 and subsequent quarterly filings on Form 10-Q. The information contained herein speaks only as of the date of this communication. Measurement Specialties disclaims any intent or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication or otherwise, except as expressly required by law. Copies of Measurement Specialties’ public disclosure filings are available from its investor relations department.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Measurement Specialties, Inc.
By:	/s/ Mark Thomson
	Name:	Mark Thomson
	Title:	Chief Financial Officer
Date: October 8, 2014